                                                                   Exhibit 23.2


                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Amendment No. 1 to Form S-4) of Equity Residential Properties Trust of our reports indicated below with respect to the financial statements indicated below included in Equity Residential Properties Trust's filings as indicated below, filed with the Securities and Exchange Commission.


------------------------------------------------------- ----------------------- --------------------------
                                                          Date of Auditors'
                 Financial Statements                          Report                    Filing
------------------------------------------------------- ----------------------- --------------------------
Consolidated financial statements and schedule of           February 17,            1998 Annual
Equity Residential Properties Trust at December 31,         1999 except for         Report on Form
1998 and 1997 and for the three years in the period         Note 24, as to          10-K
ended December 31, 1998                                     which the date is
                                                            March 5, 1999

Statement of Revenue and Certain  Expenses of Sonterra      April 30, 1998          Current Report on
at Foothill Ranch for the year ended December 31, 1997                              Form 8-K dated June
                                                                                    25, 1998

Combined  Statement of Revenue and Certain Expenses of      April 30, 1998          Current Report on
the Lincoln Property  Company Probable  Properties for                              Form 8-K dated June
the year ended December 31, 1997                                                    25, 1998

Statement  of  Revenue  and  Certain  Expenses  of The      May 1, 1998             Current Report on
Emerson Place  Apartments  for the year ended December                              Form 8-K dated June
31, 1997                                                                            25, 1998

Combined  Statement of Revenue and Certain Expenses of      May 1, 1998             Current Report on
The  Magnum  Probable  Properties  for the year  ended                              Form 8-K dated June
December 31, 1997                                                                   25, 1998

Combined  Statement of Revenue and Certain Expenses of      May 29, 1998            Current Report on
the Frederick  Probable  Properties for the year ended                              Form 8-K dated June
December 31, 1997                                                                   25, 1998



------------------------------------------------------- ----------------------- --------------------------
                                                          Date of Auditors'
                 Financial Statements                          Report                    Filing
------------------------------------------------------- ----------------------- --------------------------
Statement  of Revenue and  Certain  Expenses of Harbor      June 2, 1998            Current Report on
Pointe for the year ended December 31, 1997                                         Form 8-K dated June
                                                                                    25, 1998

Statement  of  Revenue  and  Certain  Expenses  of The      June 4, 1998            Current Report on
Fairfield for the year ended December 31, 1997                                      Form 8-K dated June
                                                                                    25, 1998

Combined  Statement of Revenue and Certain Expenses of      June 4, 1998            Current Report on
the Lakes at Vinings  Apartments  and Martins  Landing                              Form 8-K dated June
Apartments  Probable  Properties  for the  year  ended                              25, 1998
December 31, 1997

Statement  of  Revenue  and  Certain  Expenses  of The      June 9, 1998            Current Report on
Northridge  Apartments for the year ended December 31,                              Form 8-K dated June
1997                                                                                25, 1998

Combined  Statement of Revenue and Certain Expenses of      June 10, 1998           Current Report on
TCRS Properties for the year ended December 31, 1997                                Form 8-K dated June
                                                                                    25, 1998

Statement  of  Revenue  and  Certain  Expenses  of the      June 11, 1998           Current Report on
Portside   Towers   Apartments   for  the  year  ended                              Form 8-K dated June
December 31, 1997                                                                   25, 1998

Statement  of  Revenue  and  Certain  Expenses  of The      June 11, 1998           Current Report on
Coconut  Palm  Club  Apartments  for  the  year  ended                              Form 8-K dated June
December 31, 1997                                                                   25, 1998

Combined  Statement of Revenue and Certain Expenses of      June 18, 1998           Current Report on
The  Focus  Group   Properties   for  the  year  ended                              Form 8-K dated June
December 31, 1997                                                                   25, 1998


                                                           /S/ ERNST & YOUNG LLP

Chicago, Illinois
August 18, 1999